Exhibit 99.1

NEWS RELEASE

Construction Partners, Inc. Adds Noreen E. Skelly to Board of Directors
DOTHAN, AL, April 30, 2019 - Construction Partners, Inc. (NASDAQ: ROAD) (the “Company”), a vertically integrated civil infrastructure company specializing in the construction and maintenance of roadways across five southeastern states, today announced that Noreen E. Skelly has been elected to the Company’s board of directors and will serve as chairperson of the audit committee of the board.
“I am very pleased to announce the addition of Noreen Skelly to our board of directors,” said Ned N. Fleming, III, the Company’s Executive Chairman. “In addition to her experience as the chief financial officer of a publicly traded company and the leadership skills she has acquired from more than thirty years of service as a finance executive, Noreen will bring great judgment and candor to our boardroom discussions, and we welcome her to the board.”
Ms. Skelly currently engages in private consulting activities for financial institutions. She previously served as Executive Vice President and Chief Financial Officer of Veritex Holdings, Inc. (NASADAQ: VBTX), the holding company of Veritex Community Bank, headquartered in Dallas, Texas, from June 2012 through January 2019. Prior to her position with Veritex Holdings, Inc., Ms. Skelly was the Chief Financial Officer of Highlands Bancshares, Inc., a bank holding company located in the Dallas, Texas area. Her experience includes serving in various senior management positions within the corporate finance functions at Comerica Bank and ABN AMRO / LaSalle Bank. Ms. Skelly began her professional career at the Federal Reserve Bank of Chicago and was promoted to serve as an accounting policy analyst for the Board of Governors of the Federal Reserve System in Washington, D.C. Ms. Skelly received a Bachelor of Business Administration in finance from the University of Texas at Austin and a Masters of Business Administration from the University of Chicago Booth School of Business.
About Construction Partners, Inc.
Construction Partners, Inc. is a vertically integrated civil infrastructure company operating across five southeastern states, with 31 hot mix asphalt plants, nine aggregate facilities and a liquid asphalt terminal. Publicly funded projects include local and state roadways, interstate highways, airport runways and bridges. The majority of the Company’s public projects are maintenance-related. Private sector projects include paving and sitework for office and industrial parks, shopping centers, local businesses and residential developments. To learn more, visit www.constructionpartners.net.
Contacts:
Rick Black / Ken Dennard
Dennard Lascar Investor Relations
ROAD@DennardLascar.com
(713) 529-6600
Cautionary Note Regarding Forward-Looking Statements
Certain statements contained herein that are not statements of historical or current fact constitute “forward-looking statements” within the meaning of Section 21E of the Securities Exchange Act of 1934. These statements may be identified by the use of words such as “may,” “will,” “expect,” “should,” “anticipate,” “intend,” “project,” “outlook,” “believe” and “plan.” The forward-looking statements contained in this press release include, without limitation, statements related to financial projections, future events, business strategy, future performance, future operations, backlog, financial position, estimated revenues and losses, projected costs, prospects, plans and objectives of management. These and other forward-looking statements are based on management’s current views and assumptions and involve risks and uncertainties that could significantly affect expected results. Important factors could cause actual results to differ materially from those expressed in the forward-looking statements, including, among others: our ability to successfully manage and integrate acquisitions; failure to realize the expected economic benefits of acquisitions, including future levels of revenues being lower than expected and costs being higher than expected; failure or inability to implement growth strategies in a timely manner; declines in public infrastructure construction and reductions in government funding, including the funding by transportation authorities and other state and local agencies; risks related to our operating strategy; competition for projects in our local markets; risks associated with our capital-intensive business; government requirements and initiatives, including those related to funding for public or infrastructure construction, land usage and environmental, health and safety matters; unfavorable economic conditions and restrictive financing markets; our ability to obtain sufficient bonding capacity to undertake certain projects; our ability to accurately estimate the overall risks, requirements or costs when we bid on or negotiate contracts that are ultimately awarded to us; the cancellation of a significant number of contracts or our disqualification from bidding for new contracts; risks related to adverse weather conditions; our substantial indebtedness and the restrictions imposed on us by the terms thereof; our ability to maintain favorable relationships with third parties that supply us with equipment and essential supplies; our ability to retain key personnel and maintain satisfactory labor relations; property damage, results of litigation and other claims and insurance coverage issues; risks related to our information technology systems and infrastructure; our ability to remediate material weaknesses in internal control over financial reporting identified in preparing our financial statements and to subsequently maintain effective internal control over financial reporting; and the risks, uncertainties and factors set forth under “Risk Factors” in the Company’s most recent Annual Report on Form 10-K. Forward-looking statements speak only as of the date they are made. The Company assumes no obligation to update forward-looking statements to reflect actual results, subsequent events, or circumstances or other changes affecting such statements except to the extent required by applicable law.
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